UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2007

Linn Energy, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

600 Travis, Suite 7000
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-605-4100

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Linn Energy, LLC (“Linn”) has prepared a slide presentation for use in connection with meetings to be held between March 6-8, 2007.  Linn may also use substantially similar slides from time to time in conferences and other discussions with investors, analysts and other interested parties.  The slides are being furnished as Exhibit 99.1 hereto, and the slide presentation will be available through Linn’s website located at www.linnenergy.com in the Investor Relations/Investor Presentations section for a period of 30 days.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
Exhibit 99.1	Slide Presentation by Linn Energy, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Linn Energy, LLC

Date: March 6, 2007	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Slide Presentation by Linn Energy, LLC